As filed with the Securities and
Exchange Commission on September 26, 2002             Registration No. 333-80249


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               HUGHES SUPPLY, INC.
             (Exact Name of Registrant as Specified in its Charter)

            FLORIDA                                   59-0559446
(State or Other Jurisdiction of         (I.R.S. Employer Identification Number)
 Incorporation or Organization)

                             20 NORTH ORANGE AVENUE
                                    SUITE 200
                             ORLANDO, FLORIDA 32801
                                 (407) 841-4755
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                         -------------------------------

                                 J. STEPHEN ZEPF
                             CHIEF FINANCIAL OFFICER
                               HUGHES SUPPLY, INC.
                             20 NORTH ORANGE AVENUE
                                    SUITE 200
                             ORLANDO, FLORIDA 32801
                            TELEPHONE (407) 841-4755
                     (Name, Address, Including Zip Code, and
                     Telephone Number of Agent for Service)
                       -----------------------------------

                          Copies of Communications to:

        BENJAMIN P. BUTTERFIELD                      TOM MCALEAVEY
     GENERAL COUNSEL AND SECRETARY                HOLLAND & KNIGHT LLP
          HUGHES SUPPLY, INC.                   200 SOUTH ORANGE AVENUE
        20 NORTH ORANGE AVENUE                         SUITE 2600
               SUITE 200                         ORLANDO, FLORIDA 32801
        ORLANDO, FLORIDA 32801                       (407) 425-8500
            (407) 841-4755

                             ----------------------------

      This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-80249) is being filed to deregister all of the remaining shares of Common Stock that were originally registered on this Form S-3 but were not sold.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Orlando, Florida, on September 25, 2002.

                                         HUGHES SUPPLY, INC.


                                         By:   /s/   David H. Hughes
                                            ------------------------------------
                                            David H. Hughes
                                            Chairman of the Board and
                                            Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated:

             SIGNATURE                               TITLE                             DATE
             ---------                               -----                             ----
                                        Chairman of the Board and Chief         September  25, 2002
       /s/  David H. Hughes             Executive Officer (principal
----------------------------------      executive officer)
          David H. Hughes


                                        Chief Financial Officer (principal      September  25, 2002
     /s/  J. Stephen Zepf               financial and accounting officer)
--------------------------------
          J. Stephen Zepf


    /s/  Thomas I. Morgan               President, Chief Operating              September  25, 2002
-----------------------------------     Officer and Director
         Thomas I. Morgan


                 *                      Director                                September  25, 2002
----------------------------------
         Vincent S. Hughes


                 *                      Director                                September  25, 2002
----------------------------------
         John D. Baker II


                 *                      Director                                September  25, 2002
----------------------------------
        Robert N. Blackford


                 *                      Director                                September  25, 2002
----------------------------------
           H. Corbin Day


                 *                      Director                                September 25, 2002
----------------------------------
        William P. Kennedy


     /s/  Amos R. McMullian             Director                                September 25, 2002
---------------------------------
       Amos R. McMullian

             SIGNATURE                               TITLE                             DATE
             ---------                               -----                             ----
    /s/ Toni Jennings                   Director                                September 25, 2002
-------------------------------
          Toni Jennings


* By:  /s/   David H. Hughes
     -----------------------------
    David H. Hughes
    Attorney-in-Fact